EXHIBIT 10.1

GORDON & SILVER, LTD.
GERALD M. GORDON, ESQ.
Nevada Bar No. 229
WILLIAM M. NOALL, ESQ.
Nevada Bar No. 3549
THOMAS H. FELL, ESQ.
Nevada Bar No. 3717
3960 Howard Hughes Pkwy, 9th Floor
Las Vegas, Nevada 89109
Telephone (702) 796-5555
Facsimile (702) 369-2666
E-mail wmn@gordonsilver.com
Attorneys for Debtors

UNITED STATES BANKRUPTCY COURT
DISTRICT OF NEVADA

In re
FITZGERALDS GAMING
CORPORATION, a Nevada corporation,

Debtor.

☐Affects this Debtor	/

☒ Affects all Debtors.	/
☐ Affects FITZGERALDS SOUTH, INC., a Nevada corporation,	/
☐ Affects FITZGERALDS RENO, INC., a Nevada corporation,	/
☐ Affects FITZGERALDS INCORPORATED, a Nevada corporation,	/
☐ Affects FITZGERALDS LAS VEGAS, INC., a Nevada corporation,	/
☐ Affects FITZGERALDS MISSISSIPPI, INC., a Mississippi corporation,	/
☐ Affects FITZGERALDS BLACK HAWK, INC., a Nevada corporation,	/
☐ Affects FITZGERALDS BLACK HAWK II, INC., a Colorado corporation,	/
☐ Affects 101 MAIN STREET LIMITED LIABILITY COMPANY, a Colorado limited liability company,	/
☐ Affects FITZGERALDS FREMONT EXPERIENCE CORPORATION, a Nevada corporation,	/

Case No. BK-N-00-33467-GWZ Chapter 11
Jointly Administered With:

BK-N-00-33468 (Fitzgeralds South, Inc.)
BK-N-00-33469 (Fitzgeralds Reno, Inc.)
BK-N-00-33470 (Fitzgeralds, Inc.)
BK-N-00-33471 (Fitzgeralds Las Vegas, Inc.)
BK-N-00-33472 (Fitzgeralds Mississippi, Inc.)
BK-N-00-33473 (Fitzgeralds Black Hawk, Inc.)
BK-N-00-33474 (Fitzgeralds Black Hawk II, Inc.)
BK-N-00-33475 (101 Main Street LLC)

BK-N-00-33476 (Fitzgeralds Fremont Experience Corp.)

ORDER CONDITIONALLY: (1) APPROVING ADEQUACY OF DISCLOSURES IN
DEBTORS’ SUPPLEMENTAL DISCLOSURE STATEMENT, (2) SETTING
DEADLINES FOR BALLOTING AND OPPOSING CONFIRMATION OF DEBTORS’
PLAN OF REORGANIZATION AND (3) SETTING CONFIRMATION HEARING;
NOTICE OF CONFIRMATION HEARING

Date: March 24, 2003
Time: 2:30 p.m.
Confirmation Hearing Date: April 21, 2003
Confirmation Hearing Time: 1:00 p.m.
Place of Confirmation Hearing: 300 Booth Street
Reno, NV 89509

     On December 24, 2003, the Court entered the Order: (1) Approving Adequacy of Disclosures in Debtors’ Disclosure Statement, (2) Setting Deadlines For Balloting And Opposing Confirmation of Debtors’ Plan of Reorganization And (3) Setting Confirmation Hearing; Notice of Confirmation Hearing wherein Debtors’ Disclosure Statement (“Disclosure Statement”) dated December 19, 2002, to accompany Debtors’ First Amended Plan of Reorganization was approved.

     On March 20, 2003, Debtors’ filed with the Court their Proposed Supplemental Disclosure Statement to Accompany Debtor’s Second Amended Plan of Reorganization.

     Debtors’ Proposed Supplemental Disclosure Statement to Accompany Debtors’ Second Amended Plan of Reorganization was heard and considered by the above-captioned Court on March 24, 2003, at 2:30 p.m., Gerald M. Gordon, Esq., of the law firm of Gordon & Silver, Ltd., appeared on behalf of Debtors. All other parties’ appearances are noted in the record of the proceeding.

     IT IS ORDERED, ADJUDGED AND DECREED AS FOLLOWS:

     1.     The Supplemental Disclosure Statement to Accompany Debtors’ Second Amended Plan Of Reorganization (“Supplemental Disclosure Statement”) is conditionally approved and found to satisfy the requirements of 11 U.S.C. § 1125 and LR 3016.

     2.     All persons who were given notice of the hearing on the adequacy of the disclosures in the Supplemental Disclosure Statement and did not file or voice an objection at the hearing are deemed to have consented to the relief granted in this Order.

     3.     The Record Date under the Plan for determining record holders for voting purposes respecting any and all equity securities and warrants of Debtors, and the 12.25% Senior Secured Notes due 2004 in the principal amount of $205,000,000.00, shall be the date this Order is entered by the Court.

     4.     Pursuant to Fed. R. Bankr. P. 3017(d), Debtors shall serve on all parties-in-interest to the party’s last known address: (i) the Supplemental Disclosure Statement and Debtors’ Second Amended Plan Of Reorganization (“Plan”), (ii) a copy of this Order and (iii) a copy of a Ballot, but only on creditors allowed to vote on the Plan. Any party-in-interest desiring a copy of the Disclosure Statement may obtain a copy by contacting Gordon & Silver,

Ltd., Attention Thomas H. Fell, Esq., 3960 Howard Hughes Parkway, Ninth Floor, Las Vegas, Nevada, 89016, Telephone No. (702) 796-5555.

     5.     Pursuant to Fed. R. Bankr. P. 3017(c), April 14, 2003, is the deadline on which Debtors must have received all Ballots accepting or rejecting the Plan, provided Debtors, with the consent of the Informal Committee, may extend this deadline in their discretion.

     6.     Debtors shall file a ballot summary on or before April 18, 2003.

     7.     The Confirmation Hearing for Debtors’ Plan shall take place at the United States Bankruptcy Court for the District of Nevada, 300 Booth Street, Reno, Nevada, 89509, on April 21, 2003, at 1:00 p.m.

     8.     The deadline to file and serve objections to the Supplemental Disclosure Statement and confirmation of the Plan is April 9, 2003.

     9.     The Court shall issue such further orders as are necessary to carry out this Order.

DATED this day of March, 2003.	/s/ authorized signatory UNITED STATES BANKRUPTCY JUDGE

Prepared and Submitted by:

GORDON & SILVER, LTD

By:	/s/ authorized signatory GERALD M. GORDON, ESQ. WILLIAM M. NOALL, ESQ. THOMAS H. FELL, ESQ. 3960 Howard Hughes Pkwy, 9th Floor Las Vegas, Nevada 89109 Attorneys for Debtors

APPROVED/DISAPPROVED		APPROVED/DISAPPROVED

HALE LANE PEEK DENNISON HOWARD & ANDERSON		ROPES & GRAY

By:	/s/ Pauline Ng Lee	By: /s/ authorized signatory

	PAULINE NG LEE, ESQ. Nevada Bar No. 6392 2300 West Sahara Ave., Ste. 800 Las Vegas, NV 89102 Attorneys for Scout Development Corp.	D. Ross Martin, Esq. One International Place Boston, MA 02110-2624 Attorneys for the Bondholder Committee

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